Supplement Dated August 31, 2023
to the Thrivent Mutual Funds Statement of Additional Information dated February 28, 2023
1.Effective immediately, the following paragraphs replace the fourth and fifth paragraphs under the “Disclosure of Portfolio Holdings” heading in the “Investment Policies and Restrictions” section.
Thrivent Asset Mgt. may distribute or authorize the distribution of information about a Fund’s portfolio holdings that is not publicly available, on the website or otherwise, as follows: (i) to its employees and affiliates that provide services to the Fund, (ii) to the Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Funds (such service providers may include the Funds’ custodian, auditor, proxy voting service provider, pricing service vendors, liquidity vendors, securities lending agent, subadviser, publisher, printer and mailing agent), (iii) to certain other parties, such as third-party consultants and ratings and ranking organizations, and (iv) to broker/dealers and certain other entities in order to assist the Fund with potential transactions and management of the Fund, including with respect to in-kind redemptions for liquidity management purposes.
Before any non-public disclosure of information about a Fund’s portfolio holdings is permitted, however, the Trust’s Chief Compliance Officer or Chief Legal Officer must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information and that the release of this information, including the frequency and time lag, will not disadvantage the Funds. In addition, the disclosure of holdings information must be in the best interests of the Fund’s shareholders, and the recipient must agree or have a duty to keep the information confidential and not trade directly or indirectly based on the information. Notwithstanding the foregoing, a recipient of non-public holdings information received in connection with certain in-kind redemptions will not be prohibited from hedging or engaging in other transactions related to securities expected to be received in-kind. Accordingly, all of the persons with whom an arrangement is made for non-public disclosure will have satisfied the aforementioned requirements.
2.Effective immediately, the table under the heading “Thrivent Asset Mgt. Portfolio Managers – Other Accounts Managed by the Thrivent Asset Mgt. Portfolio Managers” in the “Investment Adviser, Investment Subadviser and Portfolio Managers” section in the Statement of Additional Information is revised to include information as of June 30, 2023, for Mr. Militello.
	Other Registered Investment Companies(1)		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed
Mark C. Militello	0	$0	0	$0
(1)
The “Other Registered Investment Companies” represent series of Thrivent Series Fund, Inc, which have substantially similar investment objectives and policies as the Portfolio(s) managed by the portfolio manager listed.
3.Effective immediately, the table under the heading “Thrivent Asset Mgt. Portfolio Managers – Ownership in the Funds” in the “Investment Adviser, Investment Subadviser and Portfolio Managers” section in the Statement of Additional Information is revised to include information as of June 30, 2023, for Mr. Militello.
Portfolio Manager	Fund	Fund Ownership	Portfolio(1)	Portfolio Ownership	Ownership in Fund Complex(2)
Mark C. Militello	Thrivent Mid Cap Growth Fund	None	Thrivent Mid Cap Growth Portfolio	None	$100,001-$500,000
	Thrivent Small Cap Growth Fund	$100,001-$500,000	Thrivent Small Cap Growth Portfolio	None
(1)
Each Portfolio listed is a series of Thrivent Series Fund, Inc., is managed by the same portfolio manager(s) and has substantially similar investment objectives and policies to the corresponding Fund listed.
(2)
Ownership in Fund Complex includes investments in Thrivent Mutual Funds, Thrivent Series Fund, Inc., and Thrivent ETF Trust.
Please include this Supplement with your Statement of Additional Information.
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